SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 16, 2007


                            NewPower Holdings, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

         Delaware                    1-16157                     52-2208601
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(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)             Identification No.)


P.O. Box 17296, Stamford CT                                          06907
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (203) 329-8412

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

      On March 17, 2007, NewPower Holdings, Inc. (the "Company") issued a press release regarding the delivery of an order on March 16, 2007 by the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division authorizing the Company to make a final distribution (the "Final Distribution Order"), pursuant to the Company's Second Amended Chapter 11 Plan, to holders of the Company's common stock, warrants and options. A copy of the press release is attached as Exhibit 99.1, and a copy of the Final Distribution Order is attached as Exhibit 99.2.

Cautionary Statement

      This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibit No.    Description.

         99.1     Press release dated March 17, 2007.
         99.2     Order of the Bankruptcy Court entered March 16, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 19, 2007


                                    NEWPOWER HOLDINGS, INC.


                                    By:  /s/ M. Patricia Foster
                                          -----------------------------
                                          Name:  M. Patricia Foster
                                          Title: President & Chief Executive
                                                 Officer


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

                                 EXHIBIT INDEX

            The following exhibit is filed herewith:


Exhibit No.                Description
-----------                -----------

99.1      Press release dated March 17, 2007.
99.2      Order of the Bankruptcy Court entered March 16, 2007.



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